UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported): September 6, 2005
ASSURANCEAMERICA CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	0-06334	87-0281240

(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)
RiverEdge One
Suite 600
5500 Interstate North Parkway
Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)
(770) 933-8911
(Registrant’s telephone number, including area code)
N/A
(Former Name if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On September 6, 2005, the Company sent a letter to shareholders and others describing certain results of the business for the month of July and seven months ending July 31, 2005. A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Letter to Shareholders, September 2, 2005
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANCEAMERICA CORPORATION
Date: September 7, 2005	/s/ Renee A. Pinczes
Renee A. Pinczes
Senior Vice President and Chief Financial Officer